Exhibit 99.1

Media contact:	Investor/analyst contact:
Bobbie Egan	Chris Berry
Media Relations Manager	Managing Director of Investor Relations
(206) 392-5134	(206) 392-5260

FOR IMMEDIATE RELEASE	January 24, 2013

ALASKA AIR GROUP REPORTS RECORD ADJUSTED FOURTH QUARTER AND FULL-YEAR RESULTS
Employees earn $88 million in incentive pay

Highlights and achievements:

•
Record fourth quarter net income, excluding special items, of $50 million, or $0.70 per diluted share, compared to $37 million, or $0.51 per diluted share. This quarter's results compare to a First Call analyst consensus estimate of $0.71 per share.

•	Record full-year net income, excluding special items, of $339 million, or $4.73 per diluted share, compared to $287 million, or $3.92 per diluted share.

•
Net income for the fourth quarter under Generally Accepted Accounting Principles (GAAP) of $44 million, or $0.61 per diluted share, compared to net income of $64 million, or $0.88 per diluted share. Full-year GAAP net income of $316 million, or $4.40 per diluted share, compared to net income of $245 million, or $3.33 per diluted share.

•
Air Group employees earned $88 million in incentive pay, or more than one-month's pay for most employees. Over the last four years, employees have earned more than $325 million in incentive pay, averaging 8% of annual pay for most employees.

•	Ranked "Highest in Customer Satisfaction Among Traditional Network Carriers" by J.D. Power and Associates for the fifth year in a row.

•	Signed an aircraft purchase agreement with The Boeing Company for 50 new 737 aircraft, including 37 of Boeing's new 737 MAX aircraft with deliveries expected in 2015 through 2024.

•	Carried a record number passengers in 2012 and achieved a record load factor of 85.9 percent, up 1.4 points from the prior year.

•	Improved employee productivity by 3.5 percent compared to the fourth quarter of 2011.

•
Completed renovation of Terminal 6 at Los Angeles International Airport (LAX) in March, which includes the Airport of the Future design, new common use systems, additional gates and convenient connections with international flights.

•	Ratified a six-year agreement in December with the International Brotherhood of Teamsters (IBT) representing Horizon's pilots.

•	Ratified a six-year agreement in July with the International Association of Machinists and Aerospace Workers (IAMAW) representing Alaska's ramp service and stores agents.

•	Repurchased 1,685,951 shares of common stock for approximately $60 million. Since 2007, Air Group has used $320 million to repurchase 18 million shares.

•	Lowered adjusted debt-to-total capitalization ratio by 8 points to 54 percent since December 31, 2011 and by 27 points from 81 percent at the end of 2008.

•	Held $1.3 billion in unrestricted cash and marketable securities as of December 31, 2012.

•	Achieved twelve-month return on invested capital of 13 percent, surpassing the 10 percent goal for the third year in a row.

•	Contributed $110 million to the defined-benefit pension plans during 2012, bringing the total over four years to approximately $540 million, despite having no required contribution.
New routes:

•	Began new service from San Diego to Orlando, Portland to Lihue, Bellingham to Maui, and Anchorage to Kona in the fourth quarter, bringing the full year up to 21 new routes.

•	Announced service from San Diego to Boston and Lihue, and from Seattle to Salt Lake City beginning in 2013.

SEATTLE - Alaska Air Group, Inc. (NYSE: ALK) today reported fourth quarter 2012 GAAP net income of $44 million, or $0.61 per diluted share, compared to GAAP net income of $64 million, or $0.88 per diluted share in 2011. Excluding mark-to-market fuel hedge losses of $10 million ($6 million after tax, or $0.09 per diluted share), the company reported record fourth quarter 2012 net income of $50 million, or $0.70 per diluted share, compared to net income excluding mark-to-market fuel hedge gains of $37 million, or $0.51 per diluted share, in 2011.
The company reported full-year 2012 GAAP net income of $316 million, compared to $245 million in the prior year. Excluding the impact of the items noted in the table below, the company reported record net income of $339 million, or $4.73 per diluted share for 2012, compared to net income of $287 million, or $3.92 per diluted share in 2011. This marks the company’s ninth consecutive year of adjusted profits and the third year in a row the company has exceeded its goal of a 10 percent return on invested capital.
"We're very pleased with our strong performance in 2012, and we are moving ahead in 2013 to make Alaska a great business as well as a great airline," Chief Executive Officer Brad Tilden said. "I want to thank our 13,000 employees who are dedicated to providing our award-winning service, along with our loyal customers for their business and our investors who continue to put their trust in our company and our future."

The following table reconciles the Company's adjusted net income and earnings per diluted share (EPS) during the full year and fourth quarters of 2012 and 2011 to amounts as reported in accordance with GAAP:

	Three Months Ended December 31,
	2012		2011
(in millions, except per share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Reported GAAP net income	$44	$0.61	$64	$0.88
Mark-to-market fuel hedge adjustments, net of tax	6	0.09	(27)	(0.37)
Non-GAAP adjusted income and per share amounts	$50	$0.70	$37	$0.51

	Twelve Months Ended December 31,
	2012		2011
(in millions, except per share amounts)	Dollars	Diluted EPS	Dollars	Diluted EPS
Reported GAAP net income	$316	$4.40	$245	$3.33
Fleet transition costs, net of tax	—	—	24	0.33
Mark-to-market fuel hedge adjustments, net of tax	23	0.33	18	0.26
Non-GAAP adjusted income and per share amounts	$339	$4.73	$287	$3.92

Statistical data, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables. A glossary of financial terms can be found on the last page of this release.
A conference call regarding the fourth quarter and full year results will be simulcast via the Internet at 9:30 a.m. Pacific time on January 24, 2013. It can be accessed through the company's Web site at alaskaair.com/investors. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com/investors.

###
References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”
This news release may contain forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company's Annual Report on Form 10-K for the year ended December 31, 2011. Some of these risks include general economic conditions, increases in operating costs including fuel, competition, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, seasonal fluctuations in our financial results, an aircraft accident, and changes in laws and regulations. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.
###
Alaska Airlines, a subsidiary of Alaska Air Group (NYSE: ALK), together with its partner regional airlines, serves 95 cities through an expansive network in Alaska, the Lower 48, Hawaii, Canada and Mexico. Alaska Airlines has ranked “Highest in Customer Satisfaction Among Traditional Network Carriers” in the J.D. Power and Associates North America Airline Satisfaction StudySM for five consecutive years from 2008 to 2012. For reservations, visit www.alaskaair.com. For more news and information, visit the Alaska Airlines newsroom at www.alaskaair.com/newsroom.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended December 31,			Twelve Months Ended December 31,
(in millions, except per share amounts)	2012	2011	Change	2012	2011	Change
Operating Revenues:
Passenger
Mainline	$793	$726	9%	$3,284	$2,995	10%
Regional	188	176	7%	746	713	5%
Total passenger revenue	981	902	9%	4,030	3,708	9%
Freight and mail	26	25	4%	111	109	2%
Other - net	125	117	7%	516	501	3%
Total Operating Revenues	1,132	1,044	8%	4,657	4,318	8%

Operating Expenses:
Wages and benefits	267	253	6%	1,038	991	5%
Variable incentive pay	27	19	42%	88	72	22%
Aircraft fuel, including hedging gains and losses	372	286	30%	1,459	1,298	12%
Aircraft maintenance	61	53	15%	222	206	8%
Aircraft rent	30	28	7%	116	116	—%
Landing fees and other rentals	59	58	2%	243	238	2%
Contracted services	51	49	4%	200	185	8%
Selling expenses	37	42	(12)%	168	175	(4)%
Depreciation and amortization	69	63	10%	264	247	7%
Food and beverage service	21	17	24%	79	67	18%
Other	64	62	3%	248	235	6%
Fleet transition costs	—	—	NM	—	39	NM
Total Operating Expenses	1,058	930	14%	4,125	3,869	7%
Operating Income	74	114	(35)%	532	449	18%

Nonoperating Income (Expense):
Interest income	5	4		19	22
Interest expense	(15)	(18)		(64)	(87)
Interest capitalized	5	7		18	12
Other - net	3	(6)		9	(2)
	(2)	(13)		(18)	(55)
Income Before Income Tax	72	101	(29)%	514	394	30%
Income tax expense	28	37		198	149
Net Income	$44	$64	(31)%	$316	$245	29%

Basic Earnings Per Share:	$0.62	$0.90		$4.47	$3.41
Diluted Earnings Per Share:	$0.61	$0.88		$4.40	$3.33
Shares Used for Computation:
Basic	71.112	71.122		70.708	71.755
Diluted	72.149	72.635		71.784	73.421

NM - Not Meaningful

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
Alaska Air Group, Inc.

(in millions)	December 31, 2012	December 31, 2011
Cash and marketable securities	$1,252	$1,141

Total current assets	1,737	1,596
Property and equipment-net	3,609	3,373
Other assets	159	198
Total assets	$5,505	$5,167

Current liabilities	$1,501	$1,510
Long-term debt	871	1,099
Other liabilities and credits	1,712	1,384
Shareholders' equity	1,421	1,174
Total liabilities and shareholders' equity	$5,505	$5,167

Debt to Capitalization, adjusted for operating leases	54%:46%	62%:38%

Number of common shares outstanding	70.377	70.950

OPERATING STATISTICS SUMMARY (unaudited)
Alaska Air Group, Inc.
	Three Months Ended December 31,						Twelve Months Ended December 31,
	2012		2011		Change		2012		2011		Change
Consolidated Operating Statistics:(a)
Revenue passengers (000)	6,387		6,083		5.0%		25,896		24,790		4.5%
RPMs (000,000) "traffic"	6,720		6,183		8.7%		27,007		25,032		7.9%
ASMs (000,000) "capacity"	7,870		7,298		7.8%		31,428		29,627		6.1%
Load factor	85.4%		84.7%		0.7	pts	85.9%		84.5%		1.4	pts
Yield	14.59	¢	14.59	¢	—%		14.92	¢	14.81	¢	0.7%
PRASM	12.46	¢	12.36	¢	0.8%		12.82	¢	12.51	¢	2.5%
RASM	14.39	¢	14.31	¢	0.6%		14.82	¢	14.57	¢	1.7%
CASM excluding fuel and fleet transition costs(b)	8.72	¢	8.83	¢	(1.2)%		8.48	¢	8.55	¢	(0.8)%
Economic fuel cost per gallon(c)	$3.43		$3.34		2.7%		$3.37		$3.18		6.0%
Fuel gallons (000,000)	105		99		6.1%		422		398		6.0%
Average number of full-time equivalent employees	11,984		11,807		1.5%		11,955		11,840		1.0%

Mainline Operating Statistics:
Revenue passengers (000)	4,513		4,331		4.2%		18,526		17,810		4.0%
RPMs (000,000) "traffic"	6,065		5,575		8.8%		24,417		22,586		8.1%
ASMs (000,000) "capacity"	7,056		6,526		8.1%		28,180		26,517		6.3%
Load factor	86.0%		85.4%		0.6	pts	86.6%		85.2%		1.4	pts
Yield	13.08	¢	13.01	¢	0.5%		13.45	¢	13.26	¢	1.4%
PRASM	11.24	¢	11.12	¢	1.1%		11.65	¢	11.29	¢	3.2%
RASM	13.15	¢	13.04	¢	0.8%		13.62	¢	13.31	¢	2.3%
CASM excluding fuel(b)	7.77	¢	7.89	¢	(1.5)%		7.56	¢	7.60	¢	(0.5)%
Economic fuel cost per gallon(c)	$3.43		$3.33		3.0%		$3.36		$3.18		5.7%
Fuel gallons (000,000)	92		86		7.0%		368		346		6.4%
Average number of full-time equivalent employees	9,228		8,920		3.5%		9,178		8,916		2.9%
Aircraft utilization	10.5		10.2		2.9%		10.7		10.5		1.9%
Average aircraft stage length	1,189		1,129		5.3%		1,161		1,114		4.2%
Mainline operating fleet	124		117		7	a/c	124		117		7	a/c

Regional Operating Statistics:(d)
Revenue passengers (000)	1,873		1,752		6.9%		7,371		6,980		5.6%
RPMs (000,000) "traffic"	655		608		7.7%		2,590		2,446		5.9%
ASMs (000,000) "capacity"	814		772		5.4%		3,247		3,110		4.4%
Load factor	80.4%		78.8%		1.6	pts	79.8%		78.6%		1.2	pts
Yield	28.64	¢	28.82	¢	(0.6)%		28.81	¢	29.13	¢	(1.1)%
PRASM	23.03	¢	22.84	¢	0.8%		22.98	¢	22.94	¢	0.2%
Operating fleet (Horizon only)	48		48		—		48		48		—

(a)	Except for full-time equivalent employees, data includes information related to third-party regional capacity purchase flying arrangements.

(b)	See a reconciliation of this non-GAAP measure and Note A for a discussion of why these measures may be important to investors in the accompanying pages.

(c)	See a reconciliation of economic fuel cost in the accompanying pages.

(d)	Data presented includes information related to flights operated by Horizon Air and third-party carriers.

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended December 31, 2012
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$793	$—	$—	$—	$793	$—	$793
Regional	—	188	—	—	188	—	188
Total passenger revenues	793	188	—	—	981	—	981
Revenue from CPA with Alaska	—	—	97	(97)	—	—	—
Freight and mail	25	1	—	—	26	—	26
Other-net	110	14	1	—	125	—	125
Total operating revenues	928	203	98	(97)	1,132	—	1,132

Operating expenses
Operating expenses, excluding fuel	548	145	90	(97)	686	—	686
Economic fuel	315	47	—	—	362	10	372
Total operating expenses	863	192	90	(97)	1,048	10	1,058

Nonoperating income (expense)
Interest income	5	—	—	—	5	—	5
Interest expense	(11)	—	(4)	—	(15)	—	(15)
Other	8	—	1	(1)	8	—	8
	2	—	(3)	(1)	(2)	—	(2)
Income (loss) before income tax	$67	$11	$5	$(1)	$82	$(10)	$72

	Three Months Ended December 31, 2011
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$726	$—	$—	$—	$726	$—	$726
Regional	—	176	—	—	176	—	176
Total passenger revenues	726	176	—	—	902	—	902
Revenue from CPA with Alaska	—	—	90	(90)	—	—	—
Freight and mail	24	1	—	—	25	—	25
Other-net	101	14	2	—	117	—	117
Total operating revenues	851	191	92	(90)	1,044	—	1,044

Operating expenses
Operating expenses, excluding fuel	515	135	83	(89)	644	—	644
Economic fuel	285	44	—	—	329	(43)	286
Total operating expenses	800	179	83	(89)	973	(43)	930

Nonoperating income (expense)
Interest income	3	—	—	1	4	—	4
Interest expense	(14)	—	(4)	—	(18)	—	(18)
Other	1	—	—	—	1	—	1
	(10)	—	(4)	1	(13)	—	(13)
Income (loss) before income tax	$41	$12	$5	$—	$58	$43	$101

OPERATING SEGMENTS (unaudited)
Alaska Air Group, Inc.

	Twelve Months Ended December 31, 2012
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$3,284	$—	$—	$—	$3,284	$—	$3,284
Regional	—	746	—	—	746	—	746
Total passenger revenues	3,284	746	—	—	4,030	—	4,030
Revenue from CPA with Alaska	—	—	369	(369)	—	—	—
Freight and mail	107	4	—	—	111	—	111
Other-net	448	61	7	—	516	—	516
Total operating revenues	3,839	811	376	(369)	4,657	—	4,657

Operating expenses
Operating expenses, excluding fuel	2,131	566	338	(369)	2,666	—	2,666
Economic fuel	1,238	183	—	—	1,421	38	1,459
Total operating expenses	3,369	749	338	(369)	4,087	38	4,125

Nonoperating income (expense)
Interest income	19	—	—	—	19	—	19
Interest expense	(47)	—	(16)	(1)	(64)	—	(64)
Other	24	—	2	1	27	—	27
	(4)	—	(14)	—	(18)	—	(18)
Income (loss) before income tax	$466	$62	$24	$—	$552	$(38)	$514

	Twelve Months Ended December 31, 2011
	Alaska
(in millions)	Mainline	Regional	Horizon	Consolidating	Air Group Adjusted(a)	Special Items	Consolidated
Operating revenues
Passenger
Mainline	$2,995	$—	$—	$—	$2,995	$—	$2,995
Regional	—	713	—	—	713	—	713
Total passenger revenues	2,995	713	—	—	3,708	—	3,708
Revenue from CPA with Alaska	—	—	369	(369)	—	—	—
Freight and mail	105	4	—	—	109	—	109
Other-net	431	62	8	—	501	—	501
Total operating revenues	3,531	779	377	(369)	4,318	—	4,318

Operating expenses
Operating expenses, excluding fuel(b)	2,015	544	340	(367)	2,532	39	2,571
Economic fuel	1,101	167	—	—	1,268	30	1,298
Total operating expenses	3,116	711	340	(367)	3,800	69	3,869

Nonoperating income (expense)
Interest income	24	—	—	(2)	22	—	22
Interest expense	(72)	—	(17)	2	(87)	—	(87)
Other	8	—	2		10	—	10
	(40)	—	(15)	—	(55)	—	(55)
Income (loss) before income tax	$375	$68	$22	$(2)	$463	$(69)	$394

(a)
The adjusted column represents the financial information that is reviewed by management to assess performance of operations and determine capital allocations and does not include certain charges. See Note A for further information in the accompanying pages.

(b)	Special charges related to CRJ-700 fleet transitions costs.

FUEL RECONCILIATIONS (unaudited)
Alaska Air Group, Inc.

	Three Months Ended December 31,
	2012		2011
(in millions, except for per gallon amounts)	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$351	$3.33	$320	$3.24
(Gains) losses on settled hedges	11	0.10	9	0.10
Consolidated economic fuel expense	$362	$3.43	$329	$3.34
Mark-to-market fuel hedge adjustments	10	0.10	(43)	(0.44)
GAAP fuel expense	$372	$3.53	$286	$2.90
Fuel gallons	105		99

	Twelve Months Ended December 31,
	2012		2011
(in millions, except for per gallon amounts)	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or "into-plane" fuel cost	$1,397	$3.31	$1,289	$3.24
(Gains) losses on settled hedges	24	0.06	(21)	(0.06)
Consolidated economic fuel expense	$1,421	$3.37	$1,268	$3.18
Mark-to-market fuel hedge adjustments	38	0.09	30	0.08
GAAP fuel expense	$1,459	$3.46	$1,298	$3.26
Fuel gallons	422		398

Breakout of Fuel Expense:
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions)	2012	2011	2012	2011
Mainline economic fuel expense	$315	$285	$1,238	$1,101
Regional economic fuel expense	47	44	183	167
Consolidated economic fuel expense	$362	$329	$1,421	$1,268

Mainline Economic Cost per Gallon Reconciliation:
	Three Months Ended December 31,		Twelve Months Ended December 31,
(in millions, except for per gallon amounts)	2012	2011	2012	2011
Mainline economic fuel expense	$315	$285	$1,238	$1,101
Mainline fuel gallons	92	86	368	346
Mainline economic cost per gallon	$3.43	$3.33	$3.36	$3.18

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of these non-GAAP financial measures may be important to investors for the following reasons:

•
By eliminating fuel expense and certain special items from our cost and unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive and is characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company-specific cost drivers, such as labor rates and productivity, airport costs, maintenance costs, etc., which are more controllable.

•
Cost per ASM (CASM) excluding fuel and certain special items is one of the most important measures used by management and by the Air Group Board of Directors in assessing quarterly and annual cost performance.

•
Adjusted Income before Income Taxes and CASM excluding fuel (and other items as specified in our plan documents) are important metrics for the employee incentive plan that covers all Air Group employees.

•
CASM excluding fuel and certain special items is a measure commonly used by industry analysts, and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•
Disclosure of the individual impact of certain noted items provides investors the ability to measure and monitor performance both with and without these special items. We believe that disclosing the impact of certain items, such as fleet transition costs, is important because it provides information on significant items that are not necessarily indicative of future performance. Industry analysts and investors consistently measure our performance without these items for better comparability between periods and among other airlines.

•
Although we disclose our passenger unit revenues, we do not (nor are we able to) evaluate unit revenues excluding the impact that changes in fuel costs have had on ticket prices. Fuel expense represents a large percentage of our total operating expenses. Fluctuations in fuel prices often drive changes in unit revenues in the mid-to-long term. Although we believe it is useful to evaluate non-fuel unit costs for the reasons noted above, we would caution readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability because of the significant impact of fuel costs on our business.

Note B: Air Group's operations are treated as an integrated route network intended to maximize the results of the company. However, the Company has historically had two primary operating and reporting segments, consisting of Alaska Airlines and Horizon Air, for which separate financial information is available and regularly evaluated by our chief operating decision maker in deciding how to allocate resources and assess performance.

Alaska operates a fleet of passenger jets ("mainline operations") and contracts with affiliated (Horizon) and non-affiliated third party carriers for regional capacity under which Alaska receives all passenger revenue from those flights. Horizon operates a fleet of turboprop aircraft and sells all of its capacity to Alaska pursuant to a capacity purchase arrangement (the Horizon CPA). The Horizon CPA reflects what the Company believes are current market rates received by other regional carriers for similar flying. Amounts paid by Alaska to Horizon are for various Horizon operating expenses such as crew expenses, maintenance, and aircraft ownership costs.

All inter-company revenues and expenses are eliminated in consolidation.

Glossary of Terms

Mainline - represents flying on Alaska jets and all associated revenues and costs

Regional - represents operations whereby Horizon, SkyWest, and another small carrier in the state of Alaska fly certain routes for Alaska using Horizon's or the other carrier's fleets

RPMs - revenue passenger miles, or "traffic"; represents the number of seats that were filled with paying passengers; one passenger traveling one mile is one RPM

ASMs - available seat miles, or “capacity”; represents total seats available across the fleet multiplied by the number of miles flown

Load Factor - RPMs as a percentage of ASMs; represents the number of available seats that were filled with paying passengers

Yield - passenger revenue per RPM; represents the average revenue for flying one passenger one mile

PRASM - passenger revenue per ASM; commonly called “passenger unit revenue”

RASM - operating revenue per ASMs, or "unit revenue"; operating revenue includes all passenger revenue, freight & mail, Mileage Plan, and other ancillary revenue; represents the average total revenue for flying one seat one mile

CASM - operating costs per ASM, or "unit cost"; represents all operating expenses including fuel and special items

CASMex - operating costs excluding fuel and special items per ASM; this metric is used to help track progress toward reduction of non-fuel operating costs since fuel is largely out of our control

Economic fuel - best estimate of the cash cost of fuel, net of the impact of our fuel-hedging program

Aircraft Utilization - block hours per day; this represents the average number of hours our aircraft are flying

Aircraft Stage Length - represents the average miles flown per aircraft departure

Diluted Earnings per Share - represents earnings per share using fully diluted shares outstanding

Diluted Shares - represents the total number of shares that would be outstanding if all possible sources of conversion, such as stock options, were exercised

Productivity - number of revenue passengers per full-time equivalent employee